Exhibit 10.5

PRIVATE AND CONFIDENTIAL

Our Reference	: ***

Date	: 21 December 2023

DNF GROUP SDN BHD

(Registration No.200801028476 (829803-X))

Level 10-01, Wisma IAV

No. 86, Jalan Pasar Pudu

55100 Kuala Lumpur

Attention:	Dato’ Mizal Bin Dato’ Zaini
Director

Dear Ybhg Dato’,

SUPPLEMENTAL LETTER OF OFFER 3 (“SLO3”)

PROJECT FINANCING FACILITY OF UP TO A MAXIMUM PRINCIPAL SUM OF RINGGIT MALAYSIA SEVEN MILLION AND TWO HUNDRED THOUSAND (RM7,200,000-00) ONLY (“PL1” or “Facility”)

Reference is made to our Letter of Offer dated 21 June 2021 (“LO”), Supplemental Letter of Offer 1 dated 13 September 2021 and Supplemental Letter of Offer 2 dated 16 December 2022 (hereinafter collectively referred to as the “LOs”) and the Master Facility Agreement dated 24 September 2021 (“Master Facility Agreement”).

The words and expressions used in this SLO3 shall have the same meaning as those provided for in the LOs unless otherwise specified herein.

Malaysia Debt Ventures Berhad (Registration No. 200201010450 (578113-A)) (“MDV”) is agreeable to vary the terms and conditions of the Facility in the manner stipulated below.

VARIATION OF AND ADDITION TO THE TERMS FOR THE FACILITY

The terms and conditions for the Facility are hereby varied and/or revised as follows:-

1.	PROFIT RATE

The Profit Rate as set out in Item 9 of Specific Terms and Conditions the LO is hereby varied (in bold) as follows:

EXISTING	REVISED
A Ceiling Profit Rate	A Ceiling Profit Rate
The Ceiling Profit Rate (“CPR”) of Twelve Per Centum (12%) per annum.	The Ceiling Profit Rate (“CPR”) of Twelve Per Centum (12%) per annum.
B. Effective Profit Rate	B. Effective Profit Rate

Effective Profit Rate (“EPR”) that comprises--of Two Point Four Per Centum (2.40%) above MDV’s Effective Cost of Funds (“ECOF”), per annum calculated on daily rest on the amount released by MDV for the entire tenure of the Facility.

Effective Profit Rate (“EPR”) that comprises I of Two Point Six Five Per Centum (2.65%) above MDV’s Effective Cost of Funds (“ECOF”), per annum calculated on daily rest on the amount released by MDV for the entire tenure of the Facility.

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Supplemental Letter of Offer 3

* Effective from 1 January 2023, MDV’s current ECOF is Six Point Eight Five Per Centum (6.85%) per annum and is subject to change at MDV’s sole discretion.	MDV’s current Effective Cost of Fund is Six Point Eight Five Per Centum (6.85%) per annum and is subjected to change at MDV’s sole discretion.

Notes:	Notes:

The Asset Sale Price is contracted at CPR. Nevertheless the Customer shall pay the Asset Sale Price at EPR. The EPR may be varied at any time based on periodic review at the discretion of MDV provided that it does not exceed the CPR.	The Asset Sale Price is contracted at CPR. Nevertheless the Customer shall pay the Asset Sale Price at EPR. The EPR may be varied at any time based on periodic review at the discretion of MDV provided that it does not exceed the CPR.

MDV shall grant lbra’ (Rebate) on the difference between the amount of profit calculated based on the CPR and the amount of profit calculated based on the EPR.	MDV shall grant lbra’ (Rebate) on the difference between the amount of profit calculated based on the CPR and the amount of profit calculated based on the EPR.

2.	TENURE

The Tenure as set out in Item 1O of Specific Terms and Conditions the LO is hereby varied (in bold) as follows:-

EXISTING	REVISED
PL1: Sixty (60) months from the date of the first disbursement (“PL1 Tenure”) inclusive of Twelve (12) months grace period.	PL1: Seventy Four (74) months from the date of the first disbursement (“PL1 Tenure”) inclusive of Twelve (12) months grace period.

Guarantee Facility	Guarantee Facility

LC: The period of the LC shall not exceed a maximum of One Hundred Eighty (180) days from the commencement date or such other period that may be imposed by MDV partner bank (“LC Tenure”).	LC: The period of the LC shall not exceed a maximum of One Hundred Eighty (180) days from the commencement date or such other period that may be imposed by MDV partner bank (“LC Tenure”).

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Supplemental Letter of Offer 3

3.	PAYMENT OF ASSET SALE PRICE

The Payment of Asset Sale Price as set out in Item 11 of Specific Terms and Conditions the LO is hereby varied (in bold) as follows:-

EXISTING			REVISED
(a)	The Customer shall pay the entire amount outstanding under PL1 and all monies payable to MDV thereunder on demand and until demand is made by MDV and /or subject to further changes made by MDV, the payment to MDV shall be as follows:		(a)	The Customer shall pay the entire amount outstanding under PL1 and all monies payable to MDV thereunder on demand and until demand is made by MDV and /or subject to further changes made by MDV, the payment to MDV shall be as follows:

	(i)	A grace period of Twelve (12} moths from the date of first disbursement.		(i)	A grace period of Twelve (12) moths from the date of first disbursement.

	(ii)	The cumulative principal payment to be received by MDV shall be as follows:		(ii)	The cumulative principal payment to be received by MDV shall be as follows:

By month end after 1st Disbursement	Monthly Payment RM	Payment Total (RM)	Cumulative payment (RM)	By month end after 1st Disbursement	Monthly Payment (RM)	Total Payment (RM)	Cumulative payment (RM)
Month 13 - 60	150,000-00	7,200,000-00	7,200,000-00	Month 13 -16	150,000-00	600,000-00	600,000-00
				Month 17 - 30	0	0	600 000
				Month 31 - 74	150,000-00	600,000-00	7,200,000-00

Note: the final payment amount shall be adjusted accordingly in the event that the disbursed amount is less that the Facility amount.		Note: Month 31 represents July 2024.
Note: the final payment amount shall be adjusted accordingly in the event that the disbursed amount is less that the Facility amount.

(b)	Subject to lbra’ (Rebate), the Customer shall pay the profit payment based in the Effective Profit Rate as per Clause 9 above.	(b)	All PL1 profit due from June 2023 until March 2024 are hereby deferred and shall be paid equally over the remaining PL1 Tenure.

(c)	For the first year, profit shall be payable Twelve (12) months in advance for disbursement / reimbursement and where applicable, the profit amount payable shall be deducted from the principal amount to be disbursed. For second year onwards, the profit shall be payable on monthly in advance.	(c)	In the event that the proceeds received from the listing exercise are remitted into the Company’s Trust Account, MDV reserves the right to utilize the said proceeds for the payment of the PL1.

(d)	On maturity of the financing, MDV will calculate the total payments made by the Customer as compared to the Asset Sale Price. MDV shall grant lbra’ (Rebate) if there is no outstanding principal.	(d)	Subject to lbra’ (Rebate), the Customer shall pay the profit payment based in the Effective Profit Rate as per Clause 9 above.

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Supplemental Letter of Offer 3

(e)	However, if there is any outstanding principal on maturity, MDV shall have the right to extend the PL1 tenure until the principal balance is zero subject to Shariah requirement.	(e)	For the first year, profit shall be payable Twelve (12) months in advance for disbursement / reimbursement and where applicable, the profit amount payable shall be deducted from the principal amount to be disbursed. For second year onwards, the profit shall be payable on monthly in advance.

		(f)	On maturity of the financing, MDV will calculate the total payments made by the Customer as compared to the Asset Sale Price. MDV shall grant lbra’ (Rebate) if there is no outstanding principal.

		(g)	However, if there is any outstanding principal on maturity, MDV shall have the right to extend the PL1 tenure until the principal balance is zero subject to Shariah requirement.

4.	SINKING FUND

The Sinking Fund as set out in Item 13 of Specific Terms and Conditions the LO is hereby varied (in bold) as follows:-

EXISTING		REVISED
(a)	A Sinking Fund to be collected on monthly basis at fixed amount of Ringgit Malaysia Thirty Three Thousand Seven Hundred and Fifty (RM33,750-00) only per month, commencing Month 13 from the first disbursement date until PL1 Tenure expires.	(a)	A Sinking Fund to be collected on monthly basis at fixed amount of Ringgit Malaysia Thirty Three Thousand Seven Hundred and Fifty (RM33,750-00) only per month, commencing Month 28 (April 2024) from the acceptance of Supplemental Letter of Offer 3 (Deferment Date) until PL1 tenure expires.

(b)	The monies retained in relation to the Sinking Fund shall be released to the Customer upon the release and cancellation of the Facility (and provided that none of the Customer’s accounts with MDV is in default) and all monies owing under the Facility have been fully settled.	(b)	The monies retained in relation to the Sinking Fund shall be released to the Customer upon the release and cancellation of the Facility (and provided that none of the Customer’s accounts with MDV is in default) and all monies owing under the Facility have been fully settled.

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Supplemental Letter of Offer 3

(c)

Without prejudice to all other rights, MDV shall be entitled with prior notice to the Customer, forthwith to deduct, set-off and/or transfer all or any part of the Sinking Fund hereby placed and deposited with MDV and/or other financial institutions acceptable to MDV and apply the same in or towards satisfaction of the indebtedness incurred in respect of the Facility as and when the indebtedness or any part thereof shall become due and payable by the Customer under the terms of this Letter of Offer and for the purpose (without prejudice to the generality of the foregoing) to effect such set-off as MDV thinks fit notwithstanding that no Event of Default has been declared.

(c)

Without prejudice to all other rights, MDV shall be entitled with prior notice to the Customer, forthwith to deduct, set-off and/or transfer all or any part of the Sinking Fund hereby placed and deposited with MDV and/or other financial institutions acceptable to MDV and apply the same in or towards satisfaction of the indebtedness incurred in respect of the Facility as and when the indebtedness or any part thereof shall become due and payable by the Customer under the terms of this Letter of Offer and for the purpose (without prejudice to the generality of the foregoing) to effect such set-off as MDV thinks fit notwithstanding that no Event of Default has been declared.

(d)

If any of the indebtedness are in a currency or currencies other than the currency in which the Sinking Fund is denominated, MDV shall be entitled to apply the Sinking Fund or part thereof in purchasing the currency or currencies of the indebtedness at the then prevailing rate for the purchase with the currency of the Sinking Fund.

(d)

If any of the indebtedness are in a currency or currencies other than the currency in which the Sinking Fund is denominated, MDV shall be entitled to apply the Sinking Fund or part thereof in purchasing the currency or currencies of the indebtedness at the then prevailing rate for the purchase with the currency of the Sinking Fund.

(e)	For avoidance of doubt, the Sinking Fund may be utilised for the purpose of principal, profit payments and other related financing costs. Any shortfall in the Sinking Fund resulting from the utilisation for the above shall be made good by the Customer in the subsequent month.	(e)	For avoidance of doubt, the Sinking Fund may be utilised for the purpose of principal, profit payments and other related financing costs. Any shortfall in the Sinking Fund resulting from the utilisation for the above shall be made good by the Customer in the subsequent month.

5.	SECURITY

The Security as set out in Item 15 of Specific Terms and Conditions the LO is hereby varied (in bold) as follows:-

EXISTING		REVISED
(a)	Debentures creating a first ranked fixed and floating charge over the Customer’s assets, present and future wheresoever situated including any future intellectual property developed for the Customer’s business operations (if any)	(a)	Debentures creating a first ranked fixed and floating charge over the Customer’s assets, present and future wheresoever situated including any future intellectual property developed for the Customer’s business operations (if any)

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Supplemental Letter of Offer 3

(b)	Specific Debenture over the asset(s) / equipment(s) to be financed by MDV for the Project from time to time;	(b)	Specific Debenture over the asset(s) / equipment(s) to be financed by MDV for the Project from time to time;

(c)	An Irrevocable Joint and Several Guarantee for the whole amount under the Facility by the following:-	(c)	An Irrevocable Joint and Several Guarantee for the whole amount under the Facility by the following:-

No.	Name	IC No.	No.	Name
1	Dato’ Mizal Bin Dato’ Zaini	***	1	Dato’ Mizal Bin Dato’ Zaini	***

2	Datin Emelia Rosnaida Binti Abd Hamid	***	2	Datin Emelia Rosnaida Binti Abd Hamid	***

(d)	Memorandum of Deposit over Sinking Fund to be collected on monthly basis at fixed amount of RM33,750 only per month, commencing month 13 from the disbursement date until to PL1 tenure expires.	(d)	Memorandum of Deposit over Sinking Fund to be Fund to be collected on monthly basis at fixed amount of RM33,750 only per month, commencing month 13 from first disbursement date until to PL1 tenure expires.

(e)

Assignment of relevant insurance policies/takaful contracts of the Project (including coverage on all equipment, fixtures, and structures of the Project against vandalism, thefts, floods, lightning, natural disasters and other calamities of similar nature) to the extend they are assignable pursuant to the relevant agreement (if any)-;

(e)

Assignment of relevant insurance policies/takaful policies/takaful contracts of the Project (including coverage on all equipment, fixtures, and structures of the Project against vandalism, thefts, floods, lightning, natural disasters and other calamities of similar nature) to the extend they are assignable pursuant to the relevant agreement (if any)-;

(f)	Third party Deed of Assignment of Keyman Insurance (Takaful) of Mizal Bin Zaini for sum assured of Ringgit Malaysia Two Million and Five Hundred Thousand (RM2,500,000) which to be renewed annually.	(f)	Third party Deed of Assignment of Keyman Insurance (Takaful) of Mizal Bin Zaini for sum assured of Ringgit Malaysia Two Million and Five Hundred Thousand (RM2,500,000) which to be renewed annually.

(g)	General Equitable Deed of Assignment over all income / sales / revenue of the Customer in relation to the Project	(g)	General Equitable Deed of Assignment over all income / sales / revenue of the Customer in relation to the Project

(h)	Such other security as MDV may demand from time to time from the Customer.	(h)	Deed of Assignment of the Third Party property known as:-

Property Details	Property Owner
1 unit of condominium located at ***	Emilia Rosnaida Binti Abdul Hamid (NRIC: ***

(i)	Such other security as MDV may demand from time to time from the Customer.

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Supplemental Letter of Offer 3

6.	ADDITIONAL CONDITIONS PRECEDENT

The Additional Conditions Precedent as set out in Item 16 of Specific Terms and Conditions the LO is hereby varied (in bold) as follows:-

EXISTING		REVISED
The Facility shall be available for utilisation subject to the Customer’s fulfilment of the following conditions and Conditions Precedent as stipulated in the APPENDIX A of this Letter of Offer:-		The Facility shall be available for utilisation subject to the Customer’s fulfilment of the following conditions and Conditions Precedent as stipulated in the APPENDIX A of this Letter of Offer :-

(a)	Administration Fee has been paid by the Customer to MDV;	(a)	Administration Fee has been paid by the Customer to MDV;

(b)	The opening and maintaining of a Shariah-compliant bank account with SCBMB Trustee Berhad (a wholly-owned subsidiary of Standard Chartered Bank Malaysia Berhad) in the name of Customer (“Trust Account”) for the purpose of receiving proceeds, payment of the Facility and/or other purposes as approved by MDV. MDV’s appointed representative(s) shall be the sole operator, manager and signatory(ies) for the Trust Account;	(b)	The opening and maintaining of a Shariah-compliant bank account with SCBMB Trustee Berhad (a wholly-owned subsidiary of Standard Chartered Bank Malaysia Berhad) in the name of Customer (“Trust Account”) for the purpose of receiving proceeds, payment of the Facility and/or other purposes as approved by MDV. MDV’s appointed representative(s) shall be the sole operator, manager and signatory(ies) for the Trust Account;

(c)	Receipt by MDV documentary evidence that the Customer has increased its paid-up capital via cash injection by additional Ringgit Malaysia One Million and Five Hundred Thousand (RM1,500,000-00) only;	(c)	Receipt by MDV documentary evidence that the Customer has increased its paid-up capital via cash injection by additional Ringgit Malaysia One Million and Five Hundred Thousand (RM1,500,000-00) only;

(d)	Receipt by MDV of Letter of Acknowledgement by the Customer to permit and enable MDV or its representative(s) to enter into any premises included in the Project site relevant to the performance and obligations of the Customer at all times during the financing tenure;	(d)	Receipt by MDV of Letter of Acknowledgement by the Customer to permit and enable MDV or its representative(s) to enter into any premises included in the Project site relevant to the performance and obligations of the Customer at all times during the financing tenure;

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Supplemental Letter of Offer 3

(e)	Receipt by MDV of Letter of I Acknowledgement by the landlord of the Customer’s business premises i.e office(s) and studio(s):	(e)	Receipt by MDV of Letter of Acknowledgement by the landlord of the Customer’s business premises i.e office(s) and studio(s):

	(i) To permit and enable MDV of its representative(s) to enter into any premises included in the Project Site relevant to the performance and obligations of the Customer at all time during the financing tenure and;		(i) To permit and enable MDV of its representative(s) to enter into any premises included in the Project Site relevant to the performance and obligations of the Customer at all time during the financing tenure and;

	(ii) To disclaim all rights, interest and ownership over all the assets and equipment financed by MDV.		(ii) To disclaim all rights, interest and ownership over all the assets and equipment financed by MDV.

(f)	Receipt by MDV of an Irrevocable Letter of Undertaking from the Customer’s shareholders to provide cash injection into the Project in the event of cost overrun during construction period and/or cash shortfall during the financing tenure;	(f)	Receipt by MDV of an Irrevocable Letter of Undertaking from the Customer’s shareholders to provide cash injection into the Project in the event of cost overrun during construction period and/or cash shortfall during the financing tenure;

(g)	Receipt by MDV of an Irrevocable Letter of Undertaking by the Customer to allow MDV to appoint persons authorised by, or representatives, or agents of MDV including but not limited to Monitoring Accountant / Independent Checking Engineer (“Consultant”) to assess and monitor the Project throughout the facility tenure in which the cost shall be borne by the Customer;	(g)	Receipt by MDV of an Irrevocable Letter of Undertaking by the Customer to allow MDV to appoint persons authorised by, or representatives, or agents of MDV including but not limited to Monitoring Accountant / Independent Checking Engineer (“Consultant”) to assess and monitor the Project throughout the facility tenure in which the cost shall be borne by the Customer;

(h)	Receipt by MDV of certificate true copy of the duly executed written agreement between the Customer and MYTV Broadcasting Sdn Bhd (Registration No. (201001013318 (897549-X)) (“MYTV”) in relation to the development of SukeTV with minimum tenure of 5 years in which the terms and conditions are acceptable to MDV and reviewed by MDV of MDV’s panel solicitor. The agreement must not be exclusive or restrict the Customer from broadcasting SukeTV home shopping channel at other media platform	(h)	Receipt by MDV of certificate true copy of the duly executed written agreement between the Customer and MYTV Broadcasting Sdn Bhd (Registration No. (201001013318 (897549-X)) (“MYTV”) in relation to the development of SukeTV with minimum tenure of 5 years in which the terms and conditions are acceptable to MDV-1 and reviewed by MDV of MDV’s panel 1 solicitor. The agreement must not be exclusive or restrict the Customer from broadcasting SukeTV home shopping channel at other media platform.

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Supplemental Letter of Offer 3

(i)	Receipt by MDV of satisfactory documentary evidence on submission of the standing instruction to the bank of the Customer’s operating account and which to be duly acknowledged receipt by the Bank, to remit Ringgit Malaysia Three Hundred Thousand (RM300,000-00) only per month into the Trust Account commencing from Month 13 from first disbursement date;	(i)	Receipt by MDV of satisfactory documentary evidence on submission of the standing instruction to the bank of the Customer’s operating account and which to be duly acknowledged receipt by the Bank, to remit Ringgit Malaysia Three Hundred Thousand (RM300,000-00) only per month into the Trust Account commencing from Month 13 from first disbursement date;

(j)	Receipt by MDV of Irrevocable Letter of Undertaking from the Customer not to vary or cancel the Standing Instruction as set out in Clause 16(i) above without prior written consent from MDV;	(j)	Receipt by MDV of Irrevocable Letter of Undertaking from the Customer not to vary or cancel the Standing Instruction as set out in Clause 16(i) above without prior written consent from MDV;

(k)	Receipt by MDV of satisfactory documentary evidence on payment made to Malaysia Communications and Multimedia Commission (“MCMC”) for the Content Applications Service License fee year 2020;	(k)	Receipt by MDV of satisfactory documentary evidence on payment made to Malaysia Communications and Multimedia Commission (“MCMC”) for the Content Applications Service License fee year 2020;

(l)	Receipt by MDV of satisfactory documentary evidence on employment of key personnel (i.e Chief Operating Officer, Chief Financial Officer, Director of Media and Channel Manager) to manage the Customer’s business operation and Project. The key personnel to remain employed by the Customer throughout the facility tenure and I the event of resignation Customer to ensure suitable replacement;	(l)	Receipt by MDV of satisfactory documentary evidence on employment of key personnel (i.e Chief Operating Officer, Chief Financial Officer, Director of Media and Channel Manager) to manage the Customer’s business operation and Project. The key personnel to remain employed by the Customer throughout the facility tenure and I the event of resignation Customer to ensure suitable replacement;

(m)	Receipt by MDV of confirmation form MDV’s appointed solicitor that the Customer has obtained the necessary licenses, permits, approval and consent required to enable it to undertake the Project and;	(m)	Receipt by MDV of confirmation form MDV’s appointed solicitor that the Customer has obtained the necessary licenses, permits, approval and consent required to enable it to undertake the Project and;

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Supplemental Letter of Offer 3

(n)	The compliance of any other 1 conditions as may be deemed necessary by MDV and / or MDV’s solicitor;	(n)	Receipt by MDV of an Irrevocable Letter of Undertaking from Emilia Rosnaida Binti Abdul Hamid (NRIC: ***) to:

(i) fully settle the Property’s outstanding financing balance with RHB Bank Berhad as per Letter of Offer dated 23 February 2010 with Reference No. PNl/***;

(ii) assign/charge the Property to MDV as the security for PL1 facility within Six (6) months from the date of acceptance of the Supplemental Letter of Offer 3; and

(iii) Not to dispose the Property without MDV’s prior consent;

		(o)	Receipt by MDV of an Irrevocable Letter of Undertaking by Suke Limited (398797) to remit the Initial Public Offerings (“IPO”) proceeds funds to MDV.

		(p)	Receipt by MDV of the restructuring fee of Ringgit Malaysia Six Thousand Five Hundred and Fifty Nine (RMG,559-00) only has been paid by the Customer;

		(q)	The compliance of any other conditions as may be deemed necessary by MDV and / or MOV’s solicitor

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Supplemental Letter of Offer 3

7. CONDITIONS SUBSEQUENT

The Conditions Subsequent as set out in Item 18 of Specific Terms and Conditions the LO is hereby varied (in bold) as follows:-

EXISTING		REVISED
(a)	Upon utilising 70% of the Facility Amount, the Customer shall submit to MDV documentary evidence of further increase in its paid up capital by additional cash injections of Ringgit Malaysia Five Hundred Thousand (RM500,000-00) only.	(a)	Upon utilising 70% of the Facility Amount, the Customer shall submit to MDV documentary evidence of further increase in its paid up capital by additional cash injections of Ringgit Malaysia Five Hundred Thousand (RM500,000-00) only.

		(b)	Perfection of Deed of Assignments over the Property within Six (6) months from the date of acceptance of the Supplemental Letter of Offer 3 by the Customer.

		(c)	Maybank operating account No. *** has been assigned/ charged to MDV by the Customer within thirty (30) days from the acceptance date of Supplemental Letter of Offer 3.

		(d)	MDV shall have received a property valuation report prepared by the registered valuer within Three (3) months from the date of acceptance of this Supplemental Letter of Offer 3.

		(e)	Submission of Customer’s management account for every six (6) months. The submission of the Management Account must be made within 60 days from the six (6) months financial period.

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Supplemental Letter of Offer 3

8. ADDITIONAL COVENANTS

The Additional Covenants as set out in Item 21 of Specific Terms and Conditions the LO is hereby varied (in bold) as follows:-

EXISTING			REVISED
Other than Covenants as set out in Clause 6 of the APPENDIX A of this Letter of Offer, the Customer irrevocably agrees, undertakes and covenants with MDV as follows:-			Other than Covenants as set out in Clause 6 of the APPENDIX A of this Letter of Offer, the Customer irrevocably agrees, undertakes and covenants with MDV as follows:-

(a)	The Customer is not allowed to pay or declare any dividend without prior written consent from MDV;		(a)	The Customer is not allowed to pay or declare any dividend without prior written consent from MDV;

(b)	The Customer shall not pay any interest or any amount due to its directors/shareholders/related parties without the prior consent from MDV;		(b)	The Customer shall not pay any interest or any amount due to its directors/shareholders/related parties without the prior consent from MDV;

(c)	The Customer shall subordinate any existing and future loans and advances from directors, related companies and shareholders to the entire outstanding amount payable under the Facilities;		(c)	The Customer shall subordinate any existing and future loans and advances from directors, related companies and shareholders to the entire outstanding amount payable under the Facilities;

(d)	The Customer shall notify MDV immediately of:-		(d)	The Customer shall notify MDV immediately of:-

	(i)	Any change or proposed change in the directorship/shareholdings structure of the Customer;		(i)	Any change or proposed change in the directorship/shareholdings structure of the Customer;

	(ii)	Any change or proposed change of the Customer’s key management personnel(s);		(ii)	Any change or proposed change of the Customer’s key management personnel(s);

	(iii)	Any major variation/significant issues arise which shall adversely affect the operations of the Customer;		(iii)	Any major variation/significant issues arise which shall adversely affect the operations of the Customer;

	(iv)	Any major variation to the Project;		(iv)	Any major variation to the Project;

	(v)	If the Project is terminated for any reason whatsoever; and		(v)	If the Project is terminated for any reason whatsoever; and

	(vi)	Any of the Customer’s licenses required for the performance of the Project is suspended or terminated;		(vi)	Any of the Customer’s licenses required for the performance of the Project is suspended or terminated;

(e)	The Customer shall obtain and cause to be maintained all and any licenses, permits, consents and/or approvals required from any governmental and/or regulatory authorities and agencies in respect of its business, activities and the Facility to be granted by MDV;		(e)	The Customer shall obtain and cause to be maintained all and any licenses, permits, consents and/or approvals required from any governmental and/or regulatory authorities and agencies in respect of its business, activities and the Facility to be granted by MDV;

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Supplemental Letter of Offer 3

(f)	The Customer shall not provide any guarantee of anv indebtedness to any person or entity without MDV’s prior written consent;	(f)	The Customer shall not provide any guarantee of anv indebtedness to any person or entity without MDV’s prior written consent;

(g)	The Customer shall insure all assets financed by MDV against all losses and damages and MDV shall be named as the beneficiary of the takaful / insurance;	(g)	The Customer shall insure all assets financed by MDV against all losses and damages and MDV shall be named as the beneficiary of the takaful / insurance;

(h)	The Customer covenants to ensure that Mizal Bin Zaini (NRIC No.:***) shall remain in the company in their role as the key management personnels throughout the PL1 Tenure;	(h)	The Customer covenants to ensure that Mizal Bin Zaini (NRIC No.: ***) shall remain in the company in their role as the key management personnels throughout the PL1 Tenure;

(i)	The Customer to provide its monthly management accounts as and when requested throughout PL1 Tenure to MDV;	(i)	The Customer to provide its monthly management accounts as and when requested throughout PL1 Tenure to MDV.

(j)	MDV shall have the right to appoint a representative who shall at all times be invited and allowed to be present and participate in all meetings of the Customer’s board of directors, at management levels or any committees established its board of directors;	(j)	MDV shall have the right to appoint a representative who shall at all times be invited and allowed to be present and participate in all meetings of the Customer’s board of directors, at management levels or any committees established its board of directors;

(k)	The Customer to provide Monthly Progress Report to MDV during the setting up of SukeTV and revenue report on monthly basis once the SukeTV is broadcasted. The said reports to be submitted to MDV with 14 days of the following month;	(k)	The Customer to provide Monthly Progress Report to MDV during the setting up of SukeTV and revenue report on monthly basis once the SukeTV is broadcasted. The said reports to be submitted to MDV with 14 days of the following month;

(i)	Advances to Customer’s directors and/or shareholders are allowed;	(i)	Advances to Customer’s directors and/or shareholders are allowed;

(m)	The Customer shall only accept merchants with Shariah-compliant products/services. Failing of which may result an Event of Default and MDV may recall the facility;	(m)	The Customer shall only accept merchants with Shariah-compliant products/services. Failing of which may result an Event of Default and MDV may recall the facility;

(n)	The annual payment to MCMC for the Content Application Service Provider license fee must be made One (1) month prior to the due date;	(n)	The annual payment to MCMC for the Content Application Service Provider license fee must be made One (1) month prior to the due date;

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(o)	The Customer shall ensure CAPEX to be conducted through prudent tender exercise and	(o)	The Customer shall ensure CAPEX to be conducted through prudent tender exercise;

(p)	Any other covenants as advised by MDV’s solicitor.	(p)	The Customer shall submit the certified true copy of Audited Account FYE2022 by 31 January 2024;

		(q)	The Customer shall ensure that the net worth of Customer is positive at all time during the PL1 Tenure.

		(r)	Any other covenants as advised by MDV’s solicitor.

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PLEASE NOTE THAT save for the above variations and/or additional terms and conditions, all terms and conditions stipulated in the LOs, Master Facility Agreement and Transaction Documents shall remain unchanged, intact and be in full force and effect.

Please note that the above variation and/or additional terms and conditions is granted without prejudice to all of MDV’s rights under the LOs, Master Facility Agreement and Transaction Documents in respect of any breaches, omissions or defaults.

Kindly confirm your agreement to our terms and conditions as set out above by returning to us the Two (2) complete sets of duplicate copies of this SL03 duly signed / accepted by your authorised signatory(ies) together with a certified true copy of your Board of Directors’ resolution authorising the acceptance of the above revised terms upon the terms and conditions contained herein and authorising the appointment of the authorised signatory(ies), within fourteen (14) days from the date hereof. Take note that the continued utilisation of the Facility shall be deemed as acceptance of this SL03 notwithstanding your failure to submit your acceptance of this SL03 in writing.

Thank you.

MALAYSIA DEBT VENTURES BERHAD

/s/ ABUHASANABDMANAN	/s/ HAIZY HAMRY MUSTAFFA
Senior Vice President	Senior Assistance Vice President
Business Division	Business Division

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ACCEPTANCE ACKNOWLEDGEMENT

We, DNF GROUP SDN BHD (Registration No. 200801028476 (829803-X), hereby accept the offer of MALAYSIA DEBT VENTURES BERHAD (Registration No. 200201010450 (578113-A)) upon the terms and conditions as set out in this SLO3 dated 21 December 2023.

Signature(s) of Authorised Signatory(ies)

Name	/S/ DATO’ MIZAL BIN DATO’ ZAINI

Designation	DIRECTOR

Company’s Rubber Stamp

Date	26/12/2023

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ACCEPTANCE ACKNOWLEDGEMENT BY PERSONAL GUARANTORS

We, Dato’ Mizal Bin Dato’ Zaini and Datin Emilia Rosnaida Binti Abd Hamid as guarantors under the Facility do hereby jointly and severally unconditionally and irrevocably agree to the variation of the terms and conditions for utilisation of the Facility as set out in this SLO3 dated 21 December 2023 and confirm that the Joint and Several Guarantee executed by us in your favour to guarantee the repayment of the Facility by the Customer shall remain unaffected and shall continue to be valid and subsisting and shall in accordance with the terms stated therein continue to be legally binding against us in respect of the Facility (or any part thereof).

/s/ MIZAL BIN ZAINI

(NRIC No.: ***)

Date: 26/12/2023

/s/ EMILIA ROSNAIDA BINTI ABD HAMID

(NRIC No.: ***)

Date: 26/12/2023

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